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                        AIM INVESTMENT SECURITIES FUNDS

                      LIMITED MATURITY TREASURY PORTFOLIO

                      AIM LIMITED MATURITY TREASURY SHARES

                       Supplement dated November 5, 1996
                   to the Prospectus dated November 17, 1995,
                       as Supplemented December 28, 1995,
                      April 10, 1996 and October 9, 1996.


On November 4, 1996, A I M Management Group Inc. ("AIM Management") announced that it had entered into an Agreement and Plan of Merger among INVESCO plc ("INVESCO"), INVESCO Group Services Inc. and AIM Management, pursuant to which AIM Management will be merged with INVESCO Group Services Inc. Subject to a number of conditions being met, it is currently anticipated that the transaction will occur in the early part of 1997. The Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is a wholly owned subsidiary of AIM Management.

The proposed transaction may be deemed to cause an "assignment" (as that term is defined under the Investment Company Act of 1940 (the "1940 Act")) of the investment advisory agreement between the Fund and AIM. Under the 1940 Act and the investment advisory agreement, an assignment results in the automatic termination of the investment advisory agreement. The completion of the transaction is contingent upon, among other things, the approval of both the Board of Trustees of the Fund and the shareholders of the Fund of a new investment advisory agreement between the Fund and AIM. Management of the Fund anticipates that the essential terms of the new investment advisory agreement, including the investment advisory fees, would be the same as those under the current investment advisory agreement between the Fund and AIM. It is also anticipated that the investment advisory personnel responsible for the Fund will remain unchanged.